                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                              ____________________

                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 28, 1995
                Date of Report (Date of earliest event reported)

                           ADOBE SYSTEMS INCORPORATED
             (Exact name of registrant as specified in its charter)


      California                       033-6885                 77-0019522

    (State or Other             (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


                              1585 Charleston Road
                      Mountain View, California  94043-1225
          (Address of principal executive offices, including zip code)

                                 (415) 961-4400
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

     This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated October 28, 1995 (the "REPORT"), relates to the Registrant's completion of the acquisition of Frame Technology Corporation, a corporation organized and existing under the laws of the State of California ("FRAME"), by means of a merger (the "MERGER") of J Acquisition Corporation, a corporation organized and existing under the laws of the State of California and a wholly owned subsidiary of the Registrant ("MERGER SUB"), with and into Frame, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of June 22, 1995 (the "MERGER AGREEMENT"), among the Registrant, Merger Sub and Frame. The purpose of this Amendment is to amend Item 7(b) to provide the required pro forma financial information relating to the business combination between the Registrant and Frame on October 28, 1995 which was impracticable to provide at the time the Registrant filed this Report.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                                  (UNAUDITED)

    The following unaudited pro forma combined condensed financial statements assume a business combination between Adobe and Frame accounted for on a pooling of interests basis. The pro forma combined condensed financial statements are based on the historical financial statements and the notes thereto of Adobe and the supplemental consolidated financial statements and the notes thereto of Frame, included or incorporated by reference in the Registrant's Registration Statement on Form S-4, as amended (Registration No. 033-62167), declared effective by the Securities and Exchange Commission on September 21, 1995 under the Securities Act of 1933, as amended (the "REGISTRATION STATEMENT") and the condensed consolidated balance sheet of Frame as of September 30, 1995 and the condensed consolidated statements of income of Frame for the nine months ended September 30, 1994 and 1995. The Adobe historical financial statement data as of September 1, 1995 and for the nine months ended August 26, 1994 and September 1, 1995 and the Frame historical financial statement data as of September 30, 1995 and for the nine months ended September 30, 1994 and 1995 have been prepared on the same basis as the historical information derived from audited financial statements and, in the opinion of management, contain all adjustments, consisting only of normal recurring accruals, necessary for the fair presentation of the results of operations for such periods. The pro forma combined condensed consolidated balance sheet combines Adobe's September 1, 1995 condensed consolidated balance sheet with Frame's September 30, 1995 condensed consolidated balance sheet, giving effect to the Merger as if it had occurred on September 1, 1995. The pro forma combined condensed statements of income combine Adobe's historical condensed consolidated statements of income for the three fiscal years ended November 27, 1992, November 26, 1993 and November 25, 1994, respectively, and the unaudited nine months ended August 26, 1994 and September 1, 1995 with the corresponding Frame condensed consolidated statements of operations for each of the three fiscal years ended December 31, 1992, 1993 and 1994 and the unaudited nine months ended September 30, 1994 and 1995, respectively giving effect to the Merger as if it had occurred on November 30, 1991.

    On July 28, 1995, Frame acquired Mastersoft, a developer of file conversion, viewing and document comparison software for original equipment manufacturers and end users through a pooling of interests. Accordingly, Frame's historical consolidated financial statements have been restated to include the results of operations, financial position and cash flows of Mastersoft for all periods presented.

    The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined condensed financial statements do not incorporate any benefits from cost savings or synergies of operations of the combined company.

    Adobe and Frame estimate that they will incur direct transaction costs of approximately $11.5 million associated with the Merger which will be charged to operations during the quarter ending December 1, 1995. In addition, it is expected that following the Merger, Adobe will incur a restructuring charge to operations, currently estimated to be between $15.0 million and $25.0 million in the quarter ending December 1, 1995 to reflect costs associated with combining the two companies. This amount is a preliminary estimate only and is therefore subject to change. There can be no assurance that Adobe will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in their efforts to integrate the operations of the two companies. The costs in connection with the Mastersoft Acquisition are not anticipated to be significant.

    These pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Adobe and the consolidated financial statements and the notes thereto of Frame included or incorporated by reference in the Registration Statement.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                   ADOBE            FRAME
                                  SYSTEMS         TECHNOLOGY          ADOBE/       PRO FORMA
                                INCORPORATED      CORPORATION         FRAME         COMBINED
                                SEPTEMBER 1,     SEPTEMBER 30,      PRO FORMA     SEPTEMBER 1,
                                    1995             1995          ADJUSTMENTS        1995
                                ------------   -----------------   ------------   ------------
            ASSETS
Current assets:
  Cash and cash equivalents...    $108,817          $11,205           --            $120,022
  Short-term investments......     365,469           34,430           --             399,899
  Receivables.................      92,762           22,001           --             114,763
  Inventories.................       6,983            1,412           --               8,395
  Other current assets........       9,912            4,674           --              14,586
  Deferred income taxes.......      19,675          --             $  1,465(5)        21,140
                                ------------       --------        ------------   ------------
Total current assets..........     603,618           73,722           1,465          678,805
Property and equipment........      43,531            8,450           --              51,981
Other assets..................      91,089            6,708           --              97,797
Deferred income taxes.........       9,802          --                1,940(3)        11,742
                                ------------       --------        ------------   ------------
                                  $748,040          $88,880        $  3,405         $840,325
                                ------------       --------        ------------   ------------
                                ------------       --------        ------------   ------------

LIABILITIES AND SHAREHOLDERS'
            EQUITY
Current liabilities:
  Trade and other payables....    $ 21,916          $ 4,405           --            $ 26,321
  Accrued expenses............      82,699           10,223           --              92,922
  Accrued merger transaction
   and restructuring costs....      --              --             $ 36,500 (3)       36,500
  Income taxes payable........      23,695            2,458          (7,310)(3)       18,843
  Deferred revenue............       8,573            8,095                           16,668
                                ------------       --------        ------------   ------------
Total current liabilities.....     136,883           25,181          29,190          191,254
                                ------------       --------        ------------   ------------
Shareholders' equity:
  Preferred stock.............      --              --                --              --
  Common stock................     206,536           61,539           1,100 (5)      269,175
  Retained earnings...........     407,872            2,320             365 (5)      383,307
                                                                    (27,250)(3)
  Unrealized gains on
   investments................       1,656               24           --               1,680
  Cumulative foreign currency
   translation adjustments....      (4,907)            (184)                          (5,091)
                                ------------       --------        ------------   ------------
Total shareholders' equity....     611,157           63,699         (25,785)         649,071
                                ------------       --------        ------------   ------------
                                  $748,040          $88,880        $  3,405         $840,325
                                ------------       --------        ------------   ------------
                                ------------       --------        ------------   ------------

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                   ADOBE        FRAME
                                  SYSTEMS     TECHNOLOGY                  PRO FORMA
                                INCORPORATED  CORPORATION                  COMBINED
                                YEAR ENDED    YEAR ENDED                  YEAR ENDED
                                NOVEMBER 27,  DECEMBER 31,  PRO FORMA    NOVEMBER 27,
                                   1992          1992      ADJUSTMENTS      1992
                                -----------   ----------   -----------   -----------
Revenue:
  Licensing...................    $152,701       --            --          $152,701
  Application products........     287,362      $79,968        --           367,330
                                -----------   ----------        -----    -----------
      Total revenue...........     440,063       79,968        --           520,031
Direct costs..................      87,871       11,854        --            99,725
                                -----------   ----------        -----    -----------
Gross margin..................     352,192       68,114        --           420,306
                                -----------   ----------        -----    -----------
Operating expenses:
  Software development costs:
    Research and
     development..............      65,181       14,862        --            80,043
    Amortization of
     capitalized software
     development costs              10,128          829        --            10,957
  Sales, marketing and
   customer support...........     145,748       34,529        --           180,277
  General and
   administrative.............      50,344        8,492        --            58,836
  Write-off of acquired in
   process research and
   development................       6,325       --            --             6,325
                                -----------   ----------        -----    -----------
      Total operating
      expenses................     277,726       58,712        --           336,438
                                -----------   ----------        -----    -----------
Operating income..............      74,466        9,402        --            83,868
Nonoperating income (expense):
  Interest, investment and
   other income...............      10,982        1,131        --            12,113
  Loss on real estate
   partnership................      (6,000)      --            --            (6,000)
                                -----------   ----------        -----    -----------
Income before income taxes....      79,448       10,533        --            89,981
Income tax provision..........      29,059        3,258        --            32,317
                                -----------   ----------        -----    -----------
Net income....................    $ 50,389      $ 7,275        --          $ 57,664
                                -----------   ----------        -----    -----------
                                -----------   ----------        -----    -----------
Net income per share..........    $   0.82      $  0.51                    $   0.84
                                -----------   ----------                 -----------
                                -----------   ----------                 -----------
Shares used in computing net
 income per share.............      61,193       14,366                      68,663
                                -----------   ----------                 -----------
                                -----------   ----------                 -----------

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                   ADOBE        FRAME
                                  SYSTEMS     TECHNOLOGY                     PRO FORMA
                                INCORPORATED  CORPORATION                     COMBINED
                                YEAR ENDED    YEAR ENDED                     YEAR ENDED
                                NOVEMBER 26,  DECEMBER 31,   PRO FORMA      NOVEMBER 26,
                                   1993          1993        ADJUSTMENTS       1993
                                -----------   -----------   -------------   -----------
Revenue:
  Licensing...................    $146,176        --            --            $146,176
  Application products........     374,061      $ 59,866        --             433,927
                                -----------   -----------   -------------   -----------
      Total revenue...........     520,237        59,866        --             580,103
Direct costs..................      96,638        11,154        --             107,792
                                -----------   -----------   -------------   -----------
Gross margin..................     423,599        48,712        --             472,311
                                -----------   -----------   -------------   -----------
Operating expenses:
  Software development costs:
    Research and
     development..............      86,727        13,473        --             100,200
    Amortization of
     capitalized software
     development costs........      10,208           290        --              10,498
  Sales, marketing and
   customer support...........     170,945        36,001        --             206,946
  General and
   administrative.............      59,203         6,845        --              66,048
  Write-off of acquired in
   process research and
   development................       4,285        --            --               4,285
  Restructuring and other
   charges....................      --            25,800        --              25,800
                                -----------   -----------   -------------   -----------
      Total operating
      expenses................     331,368        82,409        --             413,777
                                -----------   -----------   -------------   -----------
Operating income (loss).......      92,231       (33,697)       --              58,534
Interest, investment and other
 income.......................      12,829           995        --              13,824
                                -----------   -----------   -------------   -----------
Income (loss) before income
 taxes........................     105,060       (32,702)       --              72,358
Income tax provision
 (benefit)....................      38,515          (310)     $ (6,616)(5)      31,589
                                -----------   -----------   -------------   -----------
Net income (loss).............    $ 66,545      $(32,392)     $  6,616        $ 40,769
                                -----------   -----------   -------------   -----------
                                -----------   -----------   -------------   -----------
Net income (loss) per share...    $   1.11      $  (2.21)                     $   0.60
                                -----------   -----------                   -----------
                                -----------   -----------                   -----------
Shares used in computing net
 income (loss) per share......      60,144        14,644                        68,252
                                -----------   -----------                   -----------
                                -----------   -----------                   -----------

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                   ADOBE        FRAME
                                  SYSTEMS     TECHNOLOGY                   PRO FORMA
                                INCORPORATED  CORPORATION                  COMBINED
                                YEAR ENDED    YEAR ENDED                  YEAR ENDED
                                NOVEMBER 25,  DECEMBER 31,   PRO FORMA     NOVEMBER 25,
                                   1994          1994       ADJUSTMENTS      1994
                                -----------   -----------   -----------   -----------
Revenue:
  Licensing...................    $156,652        --            --          $156,652
  Application products........     441,120      $ 77,845        --           518,965
                                -----------   -----------   -----------   -----------
      Total revenue (a).......     597,772        77,845        --           675,617
Direct costs..................     111,810        10,213        --           122,023
                                -----------   -----------   -----------   -----------
Gross margin (a)..............     485,962        67,632        --           553,594
                                -----------   -----------   -----------   -----------
Operating expenses:
  Software development costs:
    Research and
     development..............      98,995        14,802        --           113,797
    Amortization of
     capitalized software
     development costs........      13,316         1,013        --            14,329
  Sales, marketing and
   customer support...........     200,993        33,778        --           234,771
  General and
   administrative.............      54,021         6,510        --            60,531
  Write-off of acquired in
   process research and
   development................      15,469        --            --            15,469
  Merger transaction and
   restructuring costs (b)....      72,183        --            --            72,183
                                -----------   -----------   -----------   -----------
      Total operating
      expenses................     454,977        56,103        --           511,080
                                -----------   -----------   -----------   -----------
Operating income..............      30,985        11,529        --            42,514
Interest, investment and other
 income.......................       9,012         1,420        --            10,432
                                -----------   -----------   -----------   -----------
Income before income taxes....      39,997        12,949        --            52,946
Income tax provision..........      33,688         1,079      $  2,297(5)     37,064
                                -----------   -----------   -----------   -----------
Net income....................    $  6,309      $ 11,870      $ (2,297)     $ 15,882
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------
Net income per share..........    $   0.10      $   0.70                    $   0.23
                                -----------   -----------                 -----------
                                -----------   -----------                 -----------
Shares used in computing net
 income per share.............      61,620        16,851                      70,383
                                -----------   -----------                 -----------
                                -----------   -----------                 -----------

------------------------------
(a) In connection with the merger with Aldus, Adobe discontinued marketing two products, FreeHand and PhotoStyler, which generated aggregate revenue and gross margin of $53.2 million and $35.4 million, respectively, in 1994.
(b) Reflects incremental costs incurred in connection with the merger with Aldus.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                   ADOBE         FRAME
                                  SYSTEMS     TECHNOLOGY                     PRO FORMA
                                INCORPORATED  CORPORATION                    COMBINED
                                NINE MONTHS   NINE MONTHS                   NINE MONTHS
                                   ENDED         ENDED                         ENDED
                                 AUGUST 26,  SEPTEMBER 30,   PRO FORMA       AUGUST 26,
                                   1994          1994       ADJUSTMENTS        1994
                                -----------   -----------   -----------     -----------
Revenue:
  Licensing...................    $115,713        --            --            $115,713
  Application products........     316,609      $ 55,646        --             372,255
                                -----------   -----------   -----------     -----------
      Total revenue (a).......     432,322        55,646        --             487,968
Direct costs..................      80,061         7,462        --              87,523
                                -----------   -----------   -----------     -----------
Gross margin (a)..............     352,261        48,184        --             400,445
                                -----------   -----------   -----------     -----------
Operating expenses:
  Software development costs:
    Research and
     development..............      69,537        10,656        --              80,193
    Amortization of
     capitalized software
     development costs........      10,689           700        --              11,389
  Sales, marketing and
   customer support...........     149,401        24,692        --             174,093
  General and
   administrative.............      39,068         4,424        --              43,492
  Write-off of acquired in
   process research and
   development................       3,045        --            --               3,045
                                -----------   -----------   -----------     -----------
      Total operating
      expenses................     271,740        40,472        --             312,212
                                -----------   -----------   -----------     -----------
Operating income..............      80,521         7,712        --              88,233
Interest, investment and other
 income.......................       5,625           942        --               6,567
                                -----------   -----------   -----------     -----------
Income before income taxes....      86,146         8,654        --              94,800
Income tax provision..........      31,686           704      $  2,325 (5)      34,715
                                -----------   -----------   -----------     -----------
Net income....................    $ 54,460      $  7,950      $ (2,325)       $ 60,085
                                -----------   -----------   -----------     -----------
                                -----------   -----------   -----------     -----------
Net income per share..........    $   0.88      $   0.47                      $   0.85
                                -----------   -----------                   -----------
                                -----------   -----------                   -----------
Shares used in computing net
 income per share.............      61,874        16,851                        70,637
                                -----------   -----------                   -----------
                                -----------   -----------                   -----------

------------------------------
(a) In connection with the merger with Aldus, Adobe discontinued marketing two products, FreeHand and PhotoStyler, which generated aggregate revenue and gross margin of $44.7 million and $29.2 million, respectively, during the nine months ended August 26, 1994.

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                   ADOBE         FRAME
                                  SYSTEMS     TECHNOLOGY                   PRO FORMA
                                INCORPORATED  CORPORATION                  COMBINED
                                NINE MONTHS   NINE MONTHS                 NINE MONTHS
                                   ENDED         ENDED                       ENDED
                                SEPTEMBER 1,  SEPTEMBER 30,  PRO FORMA    SEPTEMBER 1,
                                   1995          1995       ADJUSTMENTS      1995
                                -----------   -----------   -----------   -----------
Revenue:
  Licensing...................    $136,486        --            --          $136,486
  Application products........     356,752      $ 74,357        --           431,109
                                -----------   -----------   -----------   -----------
      Total revenue...........     493,238        74,357        --           567,595
Direct costs..................      89,267         9,998        --            99,265
                                -----------   -----------   -----------   -----------
Gross margin..................     403,971        64,359        --           468,330
                                -----------   -----------   -----------   -----------
Operating expenses:
  Software development costs:
    Research and
     development..............      82,017        13,983        --            96,000
    Amortization of
     capitalized software
     development costs........       7,084         1,549        --             8,633
  Sales, marketing and
   customer support...........     144,970        29,171        --           174,141
  General and
   administrative.............      35,062         5,465        --            40,527
                                -----------   -----------   -----------   -----------
      Total operating
      expenses................     269,133        50,168        --           319,301
                                -----------   -----------   -----------   -----------
Operating income..............     134,838        14,191        --           149,029
Interest, investment and other
 income.......................      19,028         1,623        --            20,651
                                -----------   -----------   -----------   -----------
Income before income taxes....     153,866        15,814        --           169,680
Income tax provision..........      56,161         1,581      $  3,954(5)     61,696
                                -----------   -----------   -----------   -----------
Net income....................    $ 97,705      $ 14,233      $ (3,954)     $107,984
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------
Net income per share..........    $   1.48      $   0.79                    $   1.43
                                -----------   -----------                 -----------
                                -----------   -----------                 -----------
Shares used in computing net
 income per share.............      66,032        17,909                      75,345
                                -----------   -----------                 -----------
                                -----------   -----------                 -----------

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

NOTE 1.  PERIODS COMBINED
    The Adobe statements of income for each of the years in the three-year period ended November 25, 1994 and the nine months ended August 26, 1994 and September 1, 1995 have been combined with the Frame statements of operations for each of the years in the three-year period ended December 31, 1994 and the nine months ended September 30, 1994 and September 30, 1995.

    The Adobe balance sheet as of September 1, 1995 has been combined with the Frame balance sheet as of September 30, 1995.

    On July 28, 1995, Frame acquired Mastersoft, a developer of file conversion, viewing and document comparison software for original equipment manufacturers and end users through a pooling of interests. Accordingly, Frame's historical consolidated financial statements have been restated to include the results of operations, financial position and cash flows of Mastersoft.

NOTE 2.  PRO FORMA EARNINGS PER SHARE
    The pro forma combined condensed statements of income for Adobe and Frame have been prepared as if the Merger was completed at the beginning of the periods presented. The pro forma combined net income per share is based on the combined weighted average number of common and common equivalent shares of Adobe Common Stock and Frame Common Stock for each period, based on the exchange ratio of 0.52 shares of Adobe Common Stock for each share of Frame Common Stock.

NOTE 3.  BASIS OF PRESENTATION

    PRO FORMA BASIS OF PRESENTATION

    The pro forma combined condensed financial statements reflect the issuance of 8,489,087 shares of Adobe Common Stock in exchange for an aggregate of 16,325,167 shares of Frame Common Stock (outstanding as of September 30, 1995) in connection with the Merger based on the exchange ratio of 0.52 shares of Adobe Common Stock for every share of Frame Common Stock.

    The following table provides the pro forma share issuances in connection with the merger:

Frame Common Stock outstanding at September 30, 1995...........  16,325,167
Exchange Ratio.................................................   0.52:1.00
                                                                 ----------
Number of shares of Adobe Common Stock exchanged...............   8,489,087
Number of shares of Adobe Common Stock outstanding at
September 1, 1995..............................................  63,819,199
                                                                 ----------
Number of shares of Adobe Common Stock outstanding after
 completion of the Merger......................................  72,308,286
                                                                 ----------
                                                                 ----------

    The actual number of shares of Adobe Common Stock issued at the Effective Time, October 28, 1995, was 8,499,506, based on the number of shares of Frame Common Stock outstanding at such time.

    MERGER TRANSACTION AND RESTRUCTURING COSTS

    Adobe and Frame estimate they will incur direct transaction costs of approximately $11.5 million associated with the Merger, consisting of transaction fees for investment bankers, attorneys, accountants, financial printing and other related charges. These nonrecurring costs will be charged to operations in the fiscal quarter in which the Merger is consummated.

    In addition, it is expected that as a result of the Merger, the combined company will incur restructuring costs currently estimated to be between $15.0 million and $25.0 million. The restructuring costs will include severance and outplacement, and elimination of duplicate facilities, including cancellation of leases.

    The pro forma combined condensed balance sheet gives effect to such expenses as if they had been incurred as of September 1, 1995, but the effects of these costs have not been reflected in the pro forma combined condensed statements of income.

    The income tax effect of the merger transaction and restructuring costs has also been reflected as a pro forma adjustment.

NOTE 4.  CONFORMING ADJUSTMENTS
    There have been no adjustments required to conform the accounting policies of the combined company. Certain amounts for Frame have been reclassified to conform with Adobe's financial statement presentation. There have been no significant intercompany transactions.

NOTE 5.  PROVISION FOR INCOME TAXES
    Since Adobe plans to file consolidated tax returns which will include Frame's operations subsequent to the Effective Time, pro forma adjustments were made to reduce the valuation allowances previously provided by Frame in
connection  with  Frame's  loss  carryforward  generated  in  1993.  Adobe   has
determined that estimated combined future taxable income is sufficient to conclude that it is more likely than not that the tax benefit of the loss carryforwards will be realized.

    Mastersoft was subject to Subchapter S of the Internal Revenue Code and, accordingly, was not subject to income tax. Any additional pro forma income tax provisions assuming that Mastersoft was not subject to Subchapter S would be insignificant to the pro forma combined condensed statements of income.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADOBE SYSTEMS INCORPORATED



Dated:  November 24, 1995                 By  /s/ M. Bruce Nakao
                                              -------------------------
                                              M. Bruce Nakao
                                              Senior Vice President,
                                                Finance and Administration,
                                                Chief Financial Officer,
                                                Treasurer and  Assistant
                                                Secretary